UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 23, 2008

LAKELAND BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	33-27312	22-2953275
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Oak Ridge Road, Oak Ridge, New Jersey	07438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 697-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Lakeland Bancorp, Inc. (the “Company” or “Lakeland Bancorp”) has entered into or adopted the following:

(i)	amendments of the individual change in control agreements effective as of December 31, 2008 and executed as of December 23, 2008 with certain executives (the “Individual Agreements”) to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), and final regulations issued by the United States Department of the Treasury (collectively, “Section 409A”). The Individual Agreements provide for a six month payment delay and interest paid during that six month payment delay period. Messrs. Jeffrey J. Buonforte, Joseph F. Hurley, Louis E. Luddecke, James R. Noonan and Robert A. Vandenbergh (collectively, the “Executive Officers”) each has an Individual Agreement that needed to be amended in order to comply with Section 409A.

(ii)	amendments to the Company’s Director Compensation Deferral Plan (the “Directors Plan”) adopted December 23, 2008 and effective as of December 31, 2008 to comply with Section 409A and to restrict further participation in the Directors Plan to eligible directors who became members of the Board on or before December 31, 2008.

(iii)	a Supplemental Executive Retirement Plan (“SERP”) agreement dated December 23, 2008 with Mr. Vandenbergh. The SERP provides that Mr. Vandenbergh will receive a normal retirement benefit of $90,000 per year for 10 years upon termination of his employment after the normal retirement age of 65. The benefit will be paid in monthly payments of $7,500 each. The SERP further provides that if, prior to a Change in Control Mr. Vandenbergh resigns his employment with the Company or Lakeland Bank (“Bank”) for Good Reason, his employment with the Company or the Bank terminates due to disability, or his employment with the Company or the Bank is terminated by the Company or the Bank other than for Cause, he will receive the same benefit of $90,000 per year for 10 years, payable in monthly payments of $7,500 each, commencing with the month following Mr. Vandenbergh’s 65th birthday. If Mr. Vandenbergh is employed by the Company or the Bank at the time of a Change in Control, he will receive the same benefit, beginning with the month following his 65th birthday. If Mr. Vandenbergh should die while employed, his beneficiary will receive the same monthly payment described above for the period specified, except that such payments will commence within 60 days of receipt of a death certificate. If Mr. Vandenbergh should die after the benefit payments have commenced but before receiving all such payments, the Company will pay the remaining benefits to his beneficiary at the same time and in the same amounts they would have been paid to Mr. Vandenbergh had he survived. The SERP provides that Mr. Vandenbergh is not entitled to any benefit under the SERP if (i) the Company terminates his employment for Cause, or (ii) he resigns his employment with the Company other than for Good Reason prior to the earlier of attaining age 65 or a Change in Control. Amounts payable under the SERP may be delayed in order to comply with Section 409A.

(iv)	an amendment effective as of December 31, 2008 and executed December 23, 2008 to the Salary Continuation Agreement (“Continuation Agreement”) dated December 17, 1996 with Mr. Vandenbergh to comply with Section 409A.

(v)	a Change in Control, Severance and Employment Agreement (“Employment Agreement”) executed December 23, 2008 and effective as of November 24, 2008 with David S. Yanagisawa. The Employment Agreement provides for a base salary of $210,000, a signing bonus of $27,500 payable after 90 days of employment and a restricted stock award covering 9,000 shares, of which 4,500 shares will vest in 25% annual increments beginning on November 24, 2009, with the remaining 4,500 vesting on November 24, 2013. The Employment Agreement also provides that, upon Mr. Yanagisawa’s termination of employment or significant reduction in duties after a change in control of the Company, he will receive a payment equal to two times the highest sum of his base salary plus the amount of the cash bonus he received during any of the three (3) calendar years immediately prior to the change in control. The Employment Agreement also provides that Mr. Yanagisawa is entitled to participate in all employee benefit plans or programs, including without limitation the 401(k) Plan and Profit Sharing Plan, and to receive all benefits and perquisites, including without limitation an automobile, which are approved by the Boards of the Company and the Bank and are generally made available to executive officers of the Company, to the extent permissible under the general terms and provisions of such plans or programs.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the Individual Agreements, the Directors Plan, SERP, Continuation Agreement and Employment Agreement, which are each filed with this Form 8-K as Exhibits 10.1 through 10.9 and incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Second Amendatory Agreement to Change in Control Agreement between the Company and Jeffrey J. Buonforte effective as of December 31, 2008 and executed as of December 23, 2008

10.2	Second Amendatory Agreement to Change in Control Agreement between the Company and Joseph F. Hurley effective as of December 31, 2008 and executed as of December 23, 2008

10.3	Second Amendatory Agreement to Change in Control Agreement between the Company and Louis E. Luddecke effective as of December 31, 2008 and executed as of December 23, 2008

10.4	First Amendatory Agreement to Change in Control Agreement between the Company and James R. Noonan effective as of December 31, 2008 and executed as of December 23, 2008

10.5	Second Amendatory Agreement to Change in Control Agreement between the Company and Robert A. Vandenbergh effective as of December 31, 2008 and executed as of December 23, 2008

10.6	Directors’ Deferred Compensation Plan Amended and Restated as of December 31, 2008 and adopted December 23, 2008

10.7	Supplemental Executive Retirement Plan Agreement between the Company and Robert A. Vandenbergh dated December 23, 2008

10.8	Amendment No. 3 to Salary Continuation Agreement between the Company and Robert A. Vandenbergh effective as of December 31, 2008 and executed as of December 23, 2008

10.9	Change in Control, Severance and Employment Agreement between the Company and David S. Yanagisawa dated November 24, 2008 and executed as of December 23, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAKELAND BANCORP, INC.

	By:	/s/ Thomas J. Shara
	Name:	Thomas J. Shara
	Title:	President and Chief Executive Officer
Dated: December 30, 2008

Exhibit Index

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit Number	Description
10.1	Second Amendatory Agreement to Change in Control Agreement between the Company and Jeffrey J. Buonforte effective as of December 31, 2008 and executed as of December 23, 2008

10.2	Second Amendatory Agreement to Change in Control Agreement between the Company and Joseph F. Hurley effective as of December 31, 2008 and executed as of December 23, 2008

10.3	Second Amendatory Agreement to Change in Control Agreement between the Company and Louis E. Luddecke effective as of December 31, 2008 and executed as of December 23, 2008

10.4	First Amendatory Agreement to Change in Control Agreement between the Company and James R. Noonan effective as of December 31, 2008 and executed as of December 23, 2008

10.5	Second Amendatory Agreement to Change in Control Agreement between the Company and Robert A. Vandenbergh effective as of December 31, 2008 and executed as of December 23, 2008

10.6	Directors’ Deferred Compensation Plan Amended and Restated as of December 31, 2008 and adopted December 23, 2008

10.7	Supplemental Executive Retirement Plan Agreement between the Company and Robert A. Vandenbergh dated December 23, 2008

10.8	Amendment No. 3 to Salary Continuation Agreement between the Company and Robert A. Vandenbergh effective as of December 31, 2008 and executed as of December 23, 2008

10.9	Change in Control, Severance and Employment Agreement between the Company and David S. Yanagisawa dated November 24, 2008 and executed as of December 23, 2008